EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 USC SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of EFactor Group Corp. (the “Company”) on Form 10-Q for the quarter ended September 30, 2013, (the “Report”), I, Adriaan Reinders, the Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)

The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2013
/s/ Adriaan Reinders
	By:	Adriaan Reinders
	Its:	Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to EFactor Group Corp. and will be retained by EFactor Group Corp.  and furnished to the Securities and Exchange Commission or its staff upon request.